SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       Commission File Number 1-10308


                       June 13, 2001 (June 13, 2001)
              Date of Report (Date Of Earliest Event Reported)


                            Cendant Corporation
           (Exact name of Registrant as specified in its charter)


         Delaware                                           06-0918165
(State or Other Jurisdiction of                            (IRS Employer
Incorporation or Organization)                             Identification No.)


9 West 57th Street, New York, NY                            10019
(Address of Principal Executive Office)                    (Zip Code)


                               (212) 413 1800
            (Registrant's telephone number, including area code)


                                    None
    (Former name, former address and former fiscal year, if applicable)



Item 5. Other Events.

         On February 13, 2001, Cendant Corporation (the "Company") and The Bank of New York, as trustee (the "Trustee") entered into an Indenture (the "Original Indenture") pursuant to which the Company issued Zero Coupon Senior Convertible Contingent Debt Securities (CODES) due 2021. On June 13, 2001, the Company and the Trustee entered into a First Supplemental Indenture under the Original Indenture (the "Supplemental Indenture").

         A copy of the Supplemental Indenture is attached as Exhibit 4.1 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit
   No.                     Description

4.1 First Supplemental Indenture, dated as of June 13, 2001, between Cendant Corporation and The Bank of New York, as trustee.


                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                            CENDANT CORPORATION


                                            By: /s/ Eric J. Bock
                                                ----------------------------
                                                Eric J. Bock
                                                Senior Vice President - Law
                                                and Corporate Secretary


Date: June 13, 2001

                            CENDANT CORPORATION
                         CURRENT REPORT ON FORM 8-K
                 Report Dated June 13, 2001 (June 13, 2001)


                               EXHIBIT INDEX


Exhibit
   No.                     Description

4.1 First Supplemental Indenture, dated as of June 13, 2001, between Cendant Corporation and The Bank of New York, as trustee.